Hewlett-Packard
Product Schedule                               Financing Agreement No.   27091A
& Payment Agreement - Page 1 of 2                                     ----------


Company                            Full Legal Name:  Intercallnet Teleservices, Inc.
                                                     -------------------------------
Information:                       Street Address:  345 South State Road 7
                                                    ----------------------
                                   City:  Margate                              County:  Broward
                                          -------                                       -------
                                   State:  Florida                             Zip Code:  33068
Please use the full legal                  -------                                        -----
Name on your company               Federal Tax I.D.#:
Tax Status                         Contact:  Paul Cifaldi                      Phone:
(attach documentation                        ------------
if applicable                      [X] Taxable           [ ]  Direct Pay Permit           [ ] Tax Exempt
Sales/Use tax                      [X] Paid Upfront      [ ]  Billed Upfront (financed)   [ ] Billed with each payment
Personal property tax              [ ] Include in rate   [ ]  Bill as additional          [ ] Lessee pays directly
                                                                                          [ ] Lessee is exempt
------------------------------------------------------------------------------------------------------------------------------------


Product Location                   Street Address:  Same as Above
(if other than above)              City                                        County:
                                   State:                                      Zip Code:
Billing Address                    Street Address:  Same as Above
(if other than above)              City:                                       County:
                                   State:                                      Zip Code:
------------------------------------------------------------------------------------------------------------------------------------
The section below is to be completed by your HP Sales team.
------------------------------------------------------------------------------------------------------------------------------------


Our agreement                       [ ] Master Lease #
Includes:                           [ ] First Year Support Coverage                   [ ] Multi Year Support Coverage
The items checked are               [X] Early Buyout Schedule dated 7/20/00           [X] Addendum
incorporated and by this            [X] Financing Agreement                           [ ] ______________________
reference made a part of this       [X] Delivery & Acceptance                         [ ] ______________________
agreement

------------------------------------------------------------------------------------------------------------------------------------

The product                         Please reference the attached quotation from
Schedule:                           the Minion Group The product Schedule:
                                    Total tax to be billed upfront is *CONFIDENTIAL TREATMENT REQUESTED

Please attach Equipment             *CONFIDENTIAL TREATMENT REQUESTED*
Quote or complete this
Schedule.

------------------------------------------------------------------------------------------------------------------------------------

Lease payments                     Term              Number of Payments             Payment Frequency              Payment Amount
                                   (in months)

                                   *CONFIDENTIAL TREATMENT REQUESTED*
                                       MATERIAL FILED SEPARATELY

------------------------------------------------------------------------------------------------------------------------------------


Hewlett-Packard                                               Financing Agreement No. 27091A
Product Schedule                                                              --------------------
& Payment Agreement - Page 2 of 2
------------------------------------------------------------------------------------------------------------------------------------
This Agreement                       HP Lease                   HP Installment   ________________
Is for an:                           HP Rental                  HP Easy Rent     ________________
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. Non-Cancelable: THIS AGREEMENT CANNOT BE CANCELLED OR TERMINATED EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN.

2. Term: The term of this Schedule and Agreement for each Product covered hereunder shall commence upon the date * months following the "Rent Commencement Date" as defined in paragraph 2 of the Financing Agreement, or on the expiration of any applicable renewal period. However, if Lessee has executed this Schedule and the Product ordered has been delivered prior to Lessor's execution thereof, the term of this Schedule and Agreement shall be effective on the date of execution by Lessee.

3. Interest: (Applicable only to Installment sales and leases with $1.00 buyout options) The interest to be paid under this Schedule and Payment Agreement is

                       *CONFIDENTIAL TREATMENT REQUESTED*

4. Purchase, Renewal, Return Options: Provided that no event of default has occurred and is continuing to occur at the end of the initial non-cancelable lease term or subsequent renewal term, Lessee shall have the option to exercise the following options by providing Lessor with at least sixty (60) days prior written notice of its intent to:

     (i)  Purchase all or some of the Product covered by this Agreement for:

(CHECK ONE)
-----------

[ ] The then fair market value of each Product to be purchased. Lessor will advise applicalbe Fair Market Value for each Product to be purchased

                                       OR

[ ] One Dollar ($.00) for each Product (available only for State and Local Government Leases or with special approval);

                                       OR

[ ] fixed Purchase Option of 0.00% of the original amount to finance of the Product to be purchased (less discounts if applicable) plus any accrued late charges and taxes applicable to gthe transfer of this Product.


     (ii) Except for HP ChannelRent and EasyRent, renew all or some of the Equipment covered by this Agreement for all additional non-cancellable period of twelve (12) months for the:

        Net Price of Equipment to be Renewed             X        Original
       --------------------------------------                     --------
           Total Net Price of Equipment                          Monthly x75%
                                                                  Payment

     (iii) renew all or some of the Product covered by this Agreement on a month-to-month basis for the:


        Net Price of Equipment to be Renewed             X        Original
       --------------------------------------                     --------
           Total Net Price of Equipment                            Monthly
                                                                   Payment


     (iv) return in accordance with the referenced Financing Agreement any Product covered by this Schedule that is not purchased or renewed.

If Lessee fails to notify Lessor of its intentions at least 60 (60) days prior to the expiration of this Schedule, it is agreed that Lessee shall renew all of the Product covered hereunder hereunder in accordance with option (iii) above.

During the renewal period, Lessee may purchase all or some of the Product covered hereunder for the price computed in accordance with option (i) above by providing Lessor with sixty (60) days prior written notice.

If Lessee has selected a fixed-price purchase option, during the renewal period, such purchase option shall be re-determined based on the total lease term.

IF LESSEE EXERCISES ITS OPTION TO PURCHASE THE PRODUCT, IT IS SOLD IN IT'S THEN `AS IS' CONDITION AT ITS LOCATION

5. Early Buyout Option: At its option beginning with the fourth (4th) month following the Rent Commencement Date, Lessee may purchase all of the Product in its then "as is" condition at its location when the option is exercised. Except for lease with Fair Market Value purchase options, the purchase price shall be determined from the referenced Early Buyout Schedule. The early buyout purchase price for leases with Fair Market Value purchase options shall be such that Lessor's projected yield from the lease shall be preserved.

6. Product Upgrade/Add-On: At its option but subject to Lessor's prior consent, Lessee may enhance or upgrade those items covered under this Schedule by leasing additional or upgrade Product on a then currently marketed Lessor upgrade program. Such additional or upgrade equipment shall be scheduled on a new Product Schedule and Payment Agreement.

7. Upgrade Credit: If this Schedule reflects an upgrade credit for Product to be returned by Lessee, Lessee agrees to return such Equipment within thirty
     (30) days of delivery and acceptance of the new Product acquired hereunder to Lessor's remarketing facility.

By execution hereof, the signer certifies that s/he has read this agreement and that s/he is duly authorized to execute this agreement on behalf of Lessee.

8. Financing Statement: Lessee hereby nominates and appoints Lessor as its attorney-in-fact for the sole purpose of executing on Lessee's behalf financing statements (and any appropriate amendments thereto) under the provision the Uniform Commercial Code for protective purposes.

Lesssor:  Hewlett-Packard Company

By:
   ----------------------------------------------------------------------------
                             Authorized Signature
Name:
       -------------------------------------------------------------------------
Title:                                 Date:
        ----------------------------        ------------------------------------

 Lessee:  Intercallnet Teleservices, Inc.

By: /s/ Paul Cifaldi
   ----------------------------------------------------------------------------
                             Authorized Signature
Name:    Paul Cifaldi
       -------------------------------------------------------------------------
Title:      COO                        Date:     8/2/2000
        ----------------------------        ------------------------------------

 (second lessee authorization, if needed:

By:
   ----------------------------------------------------------------------------
                             Authorized Signature
Name:
       -------------------------------------------------------------------------
Title:                                 Date:
        ----------------------------        ------------------------------------

Hewlett-Packard
CERTIFICATE OF DELIVERY & ACCEPTANCE           Financing Agreement No.   27091A

--------------------------------------------------------------------------------


         The Undersigned Lessee hereby certifies as follows:




     (i) that all Product described in the referenced Financing Agreement provided

                    by    The Minion Group                       ("Vendor"
                          -----------------------------------------
                    has been delivered to and has been received by the Lessee;

     (ii) that all installation, if applicable, or other work necessary prior to the use of the Product, as mutually agreed upon, has been completed;

     (iii) that the Product ahs been examined by Lessee and is in good operating order and condition; and

     (iv)  the Product is accepted by the Lessee under the Financing Agreement.


In the event the Product fails to perform as expected or represented, Lessee will honor the Financing Agreement and continue to remit scheduled payments. Lessee will look solely to Vendor for the performance of all covenants and warranties. By execution hereof, the signer certifies that s/he has read this Certificate and that s/he is duly authorized to execute this Certificate on behalf of Lessee.


                         Lessee:  Intercallnet Teleservices, Inc.

                 By:    /s/ Paul Cifaldi
                      --------------------------------------------------------
                                  Authorized Signature

                 Name:     Paul Cifaldi
                        ------------------------------------------------------
                 Title:    COO                         Date:   8/21/2000
                         ---------------------------          -----------------


--------------------------------------------------------------------------------

This Certificate of Delivery and Acceptance must be signed by Lessee and received by Lessor prior to payment of Vendor's invoice. Do not sign this certificate until all of the product has been delivered, installed and accepted.

Hewlett-Packard
Financing Agreement Page 1 of 2                Financing Agreement No.
                                                                      ----------

Lessor herby agrees to finance for Lessee and Lessee hereby agrees to finance with Lessor, subject to the terms of this Financing Agreement ("Agreement"), the personal property together with all attachments, replacements, parts, substitutions, additions, software licenses, repairs, support, consulting, and accessories incorporated/affixed, whether or not provided by Hewlett-Packard ("Product") described in any Lessor Proeuct Schedule ("Schedule") executed by the parties pursuant to this Agreement.
--------------------------------------------------------------------------------

1.   Non-Cancelable
This Agreement shall be effective as of the date of execution by both parties. THIS AGREEMENT AND ANY SCHEDULES EXECUTED HEREUNDER CANNOT BE CANCELLED OR TERMINATED EXCEPT AS EXPRESSLY PROVIDED HEREIN.

2.   Rent; Acceptance of Product
Lessee shall pay to Lessor for use of the Product during the initial and any renewal term of any Schedule, the payment amount specified on said Schedule ("Rent"). Lessee's acceptance will be presumed unless Lessee demonstrates within 14 days after delivery that the Product is not acceptable. Lessor reserves the right to charge interest on any balance which exceeds 30 days past due. Rent shall begin to accrue upon delivery and acceptance of Product ("Rent Commencement Date"). Rent shall accrue whether or not Lessee has received notice that such payment is due.

3.   Taxes; Insurance
Lessee agrees to pay Lessor, when due, all license fees, assessments, sales, use, personal property, excise, and other taxes except for taxes based on Lessor's income, now or hereafter imposed on the Product or the possession, operation or use thereof. Lessee shall obtain and maintain liability insurance and insurance against loss or damage to the Product. Upon request, Lessee shall furnish to Lessor a Certificate of Insurance or other evidence of insurance coverage.

4.   Loss or Damage
Lessee shall bear the entire risk of loss or damage to the Product from any cause whatsoever from the date of delivery until it is returned and received by Lessor. Lessee shall promptly notify Lessor of any loss or damage. No loss or damage shall relieve Lessee of the obligation to pay Rent or perform any other obligation hereunder. In theevent of loss or damage, Lessee, at Lessor's option, shall either place the Product in good condition and repair or pay Lessor the buyout option pricew set out in the applicable Schedule.

5.   Intellectual
Property Rights Unless otherwise stated in writing by Lessor, Lessor copyrighted material (software and printed documentation) may not be copied except for archival purposes, to replace a defective copy or for program error verification. If Lessor's software license is included in Product, then Lessor's standard software terms shall apply. Lessor will defend or settle any claim against Lessee that an HP Product or Support delivered under this Agreement infringes a patent, utility model, industrial design, copyright, mask work or trademark in the country where Lessee uses the HP Product or receives Support, provided Lessee: (i) promptly notifies Lessor in writing of the claim; and (ii) cooperates with Lessor in, and grants Lessor sole authority to control the defense and any related settlement. Lessor will pay the cost of such defense and settlement and any costs and damages finally awarded by a court against Lessee. If such a claim is made, Lessor may procure the right for Lessee to continue using the HP Product, may modify the Product or replace it. If use of the HP Product is enjoined by a court and Lessor determines that none of these alternatives is reasonably available, Lessor will take back the HP Product and refund its depreciated value if a purchase option has been exercised. Lessor has no obligation fore any claim of infringement arising from: (i) Lessor's compliance with any designs, specifications or instructions of Lessee; (ii) modification of the HP Product by Lessee or a third party; (iii) use of the HP Product in a way not specified by Lessor; or (iv) use of the HP Product with Non-HP products not supplied by Lessor. These terms state the entire liability of Lessor for claims of infringement.

6.   Identification; Personal Property
If Lessee is in compliance with the terms of this Agrement and applicable Schedules, Lessee shall have quiet enjoyment of the Product. No other right, title or interest shall pass to Lessee. Lessor, at its own expense, may require markings to be affixed to or placed on the Product to give notice of Lessor's ownership thereof. Both parties hereby confirm their intent that the Product shall always remain and be deemed personal property even though said Product may hereafter become attached or affixed to real property.

7.   Use; Relocation; Assignment
Lessee will operate the Product in accordance with manufacturer's manuals and instructions, by competent and duly qualified personnel only, in accordance with applicable governmental regulations, if any, and for business, medical, scientific, or commercial purposes only, and not for personal use. Lessee agrees not to sell, assign, sublet, hypothecate or otherwise encumber or suffer a lien upon or against any interest in this Agreement, any Schedule hereunder, or the Product. Lessee agrees not to alter the Product or remove the Product from its original location without Lessor's prior written consent. Relocation by Lessor's support personnel shall not constitute Lessor's consent.

8.   Support; Repairs
Assignmentf Lessee finances Support provided by Lessor the term of the financed support is non-cancellable. Lessee acknowledges that the finance period and Support period may not correspond. If no order for Support is made, Lessee, at its own costs and expense, shall keep the Product in good repair, condition and working order.

9. Warranty
For HP Product, Lessee shall have the benefit of applicable manufacturer's warranties which are normally furnished to purchasers of identical product manufactured by HP. THIS WARRANTY IS EXCLUSIVE AND NO OTHER WARRANTY, WHETHER WRITTEN OR ORAL, IS EXPRESSED OR IMPLIED. LESSOR SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10.  Non-HP Product, Non-HP Vendor
Lessee acknowledges that it has selected the Vendor and Product supplied by Vendor. LESSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED WHATSOEVER WITH RESPECT TO VENDOR'S PRODUCT, AND AS TO LESSOR, LESSEE ACQUIRES THE PRODUCT "AS IS". If Vendor's Product is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against Vendor and shall, nevertheless, pa Lessor all payments due under the Agreement. It is Lessee's sole responsibility to acquire updates or other necessary documentation to Vendor's Product. If Lessee should forfeit any rights granted to Lessee, or if Vendor terminates any rights granted to Lessee, payment shall continue uninterrupted to Lessor. Lessee agrees that it will not assert any defenses, deduction, abatement, counterclaim or set-off against Lessor. Lessee understands and agrees that neither Vendor nor any employee, agent, or representative of Vendor is an agent of Lessor. No agent of Vendor Is authorized to waive or alter any terms or conditions of this Agreement, and no representations as to the vendor's Product or any other matter by Vendor shall in any way affect Lessee's obligations under this Agreement/

11.  Return of Product

Upon expiration or termination, Lessee, at its own risk and expense, shall have the product packed for shipment in accordance with manufacturer's specifications and shall immediately return the Product to Lessor in the same condition as when delivered, ordinary wear and tear excepted, freight prepaid and insured, to Lessor's remarketing facility.

12.  Limitation of Liability
Lessor will be liable for damage to tangible property per incident up to the greater of $300,00 or the actual charges paid to Lessor for the Product that is the subject of the claim, and for damages for bodily injury or death, to the extent that all such damages are determined by a court of competent jurisdiction to have been directly caused by a defective Product financed hereunder. Lessor will not be liable for performance delays or for non-performance, due to causes beyond its reasonable control. For any material breach of Support services by HP, Lessee's remedy and Lessor's liability will be limited to a refund of the related Support charges paid during the period of breach, up to a maximum of 12 months. THE REMEDIES PROVIDED HERIN ARE LESSEEE'S SOLE AND EXCLUSIVE REMEDIES. IN NO EVENT SHALL LESSOR BE LIABLE FOR LOSSOF DATA OR FOR DIRECT, INDIRECT SPECIAL, INCICETAL, CONSEQUENTIAL (INCLUDING LOST PROFIT), OR OTHER DAMAGE WHETHER BASED IN CONTRACT, TORT OR ANY OTHER LEGAL THEORY.

13.  Events of Default: Remedies
If Lessee fails to pay Rent when due and fails to cure such breach within ten
(10) days of notice of same, or in the event of any other breach of this Agreement, any Schedule hereunder, or any other Agreement between the parties hereto, or if any credit or other information submitted to Lessor is false or misleading in any material respect, or in the event of any act of insolvency or bankruptcy by or against Lessee, Lessor may, at its option, exercise any one or more of the following remedies: (i) declare all sums due and to become due as immediately due and payable; (ii) enter upon the premises where the Product is located and take immediate possession of and remove the same; (iii) sell any or all of the Product at public or private sale or otherwise dispose of, hold, use or lease to others said Product; (iv) exercise any other right or remedy which may be available to Lessor under applicable law, including the right to recover damages for the breach hereof.. No remedy referred to herein is intended to be exclusive but each shall be cumulative and in addition to any of the remedies referred to above or otherwise available to Lessor at law or in equity. No express or implied waiver by Lessor of any other default or a waiver of any of Lessor's rights. If any action is brought by either party to enforce this Agreement or to protect its interest in the product, the losing party agrees to pay the costs thereof including reasonable attorneys' fees and other costs of collection.

14.  Governing Law
This Agreement shall be governed by and construed in accordance with the laws of the State of California. Nothing herein shall be deemed to preclude or prevent Lessor from bringing any action or claim to enforce the provisions of this Agreement in any appropriate state or forum.

15.  Financing Statements
Lessee hereby grants and Lessor reserves a Purchase Money Security Interest in the product financed hereunder and any proceeds thereof. Lessee hereby nominates and appoints Lessor as its attorney-in-fact for the sole purpose of executing on Lessee's behalf financing statements (and any appropriate amendments thereto) under the provisions of the Uniform commercial code for protective purposes, related to this Agreement and any Schedule hereunder.

16.  Miscellaneous

     (a) This Agreement, together with any Schedules hereunder, and any referenced addenda, exhibits or attachments shall constitute the entire understanding between the parties and supersedes any previous communications, representations, or agreements, whether oral or written; (b) any notice or demands made hereunder shall be in writing and by regular mail or facsimile; (c) No change or modification of any term or condition hereof shall be valid unless made in writing and signed by an authorized representative of each party; (d) Any provision of this Agreement which is unenforceable in any jurisdiction shall as to that jurisdiction only be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof.

By execution hereof, the signer on behalf of Lessee hereby certifies that s/he has read this Agreement and the referenced Exhibits, and that s/he is duly authorized by Lessee to execute this Agreement.

Lessor: Hewlett-Packard Company                                      Lessee:  Intercallnet
Teleservices, Inc.

By                                                            By  /s/ Paul Cifaldi
----------------------------------                            ----------------------------------
      Authorized signature                                             Authorized signature

Name                                                          Name    Paul Cifaldi
------------------------------                                ----------------------------------


Title                      Date                                Title   COO                Date 8/21/2000
------------------------   -----------------                   ------------------------   --------------



Customer:             Intercallnet Teleservices, Inc.         TODAY'S DATE:         20-Jul-00
AGREEMENT NUMBER:     27091A                                  PAYMENTS ARE IN ADVANCE
CONTRACT TYPE:        4020 - Installment                      PPT NOT INCLUDED IN RATE




Periodic Rate Factor:                     0.000%                    of the balance to finance each period beginning in month   1
Periodic Rate Factor:                        *                      of the balance to finance each period beginning in month   7




-----------------------------------------------------------------------------------------------------------------------------------
Buyout is            n/a            after month          1         Buyout is           n/a                 after month         2
Buyout is             *             after month          3         Buyout is            *                  after month         4
Buyout is             *             after month          5         Buyout is            *                  after month         6
Buyout is             *             after month          7         Buyout is            *                  after month         8
Buyout is             *             after month          9         Buyout is            *                  after month         10
Buyout is             *             after month         11         Buyout is            *                  after month         12
-----------------------------------------------------------------------------------------------------------------------------------
Buyout is             *             after month         13         Buyout is            *                  after month         14
Buyout is             *             after month         15         Buyout is            *                  after month         16
Buyout is             *             after month         17         Buyout is            *                  after month         18
Buyout is             *             after month         19         Buyout is            *                  after month         20
Buyout is             *             after month         21         Buyout is            *                  after month         22
Buyout is             *             after month         23         Buyout is            *                  after month         24
-----------------------------------------------------------------------------------------------------------------------------------



                                                           *CONFIDENTIAL TREATMENT REQUESTED*
                                                               MATERIAL FILED SEPARATELY

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

THE ABOVE BUYOUT PERCENTAGES ARE PREDICATED UPON THE FOLLOWING ASSUMPTIONS:

     o That all rents due are current. The buyout percentage does not include open invoices.

     o That no event of default has occurred and is continuing at the time the buyout is quoted.

     o The above percentage apply to the amount financed only and do not include applicable taxes (if any).

     o The above percentages include Personal Property Tax Recapture (if applicable) and a processing fee.

           Hewlett-Packard and Intercallnet Teleservices, Inc.
                  Customer Reference Program Agreement

            For: Intercallnet Teleservices a/k/a Help Me Now   Project/Solution
                    ----------------------------------------

The communication options listed below vary in the degree of your participation. For example, choosing to participate in an industry analyst phone interview requires a short phone conversation for information on project. Of course, any of the options you choose to participate in will be carefully coordinated by HP and based on your pre-set conditions such as you availability or confidentiality of certain details.

Please initial those options in which you agree to participate, and indicate your conditions if any. We will inform you of any applicable customer reference opportunities. This is not a binding contractual agreement, but a statement of your interest to participate in one or more of the program activities listed. You and your company maintain the right to accept or decline any request and opt out of the program at any time.

              ---------------------------------------------------------------------------------------------------------------------
              Your                   Communication                            Format/End Result                           Comments
              Approval                  Options
              ---------------------------------------------------------------------------------------------------------------------
               PC                   HP Internal          Reference of your organization and sales process in an
                                    Documents            article for internal use only via HP's internal web site.
              ---------------------------------------------------------------------------------------------------------------------
               PC                   HP                   Reference of your organization name only
                                    Client List          on a slide or a list for internal & external
                                                         use by HP.
              ---------------------------------------------------------------------------------------------------------------------
               PC                   Why HP?              Be willing to discuss why you chose HP over others.
              ---------------------------------------------------------------------------------------------------------------------
               PC                    Success Story       1-4 overhead slides used primarily in customer
                                    Presentation Slide   presentations.  States organization, industry challenge,
                                                         solution, and results.
              ---------------------------------------------------------------------------------------------------------------------
               PC                   Case Study           2 to 8-page case study with above plus photos,
                                                         logo, and schematics.  (May or may not be printed.)
              ---------------------------------------------------------------------------------------------------------------------
               PC                   Internet Access      Allow pre-approved deliverable to be accessible to users
                                                         of the Internet, via the HP's Home Page(http://www.hp.com)
              ---------------------------------------------------------------------------------------------------------------------
               PC                   Quotations           Pre-approved quotes placed in articles or other literature.
              ---------------------------------------------------------------------------------------------------------------------
               PC                   Audioconference      30 min. - 1 hr. dial-in or web cast audioconference
                                                         describing project and Q&A.
              ---------------------------------------------------------------------------------------------------------------------
               PC                   E-mail response      Respond within 30 days to questions regarding
                                                         your project and HP experience sent via
                                                         e-mail/Internet.
              ---------------------------------------------------------------------------------------------------------------------
               PC                   Reference telephone  Executive customers evaluating HP solutions would contact
                                         Calls           you for more information about the project by telephone
              ---------------------------------------------------------------------------------------------------------------------
               PC                   Reference site visit Executive customers evaluating HP solutions would be visiting your site.
              ---------------------------------------------------------------------------------------------------------------------
               PC                   Industry Analyst     Interview with key industry analyst(s) evaluating HP
                                      Activities         solutions which could result in a report written with some reference to your conversation
              ---------------------------------------------------------------------------------------------------------------------
               PC                   Press Relations      HP to work with the customer to develop a plan to
                                      Activities         publicize the story in key business or trade publication(s)
              ---------------------------------------------------------------------------------------------------------------------
               PC                      Speaking          Your involvement consists of giving a presentation at
                                      Engagement         industry conferences, trade shows or seminars.
              ---------------------------------------------------------------------------------------------------------------------
               PC                   Video interview      A camera crew and interviewer would visit your site, interview your spokesperson, and possibly capture footage of your
                                                         business in action.
              ---------------------------------------------------------------------------------------------------------------------
               PC                     Reference         Printed ad about HP solutions wit a quote, photo, and/or
                                     Advertisement       your company name endorsement
              ---------------------------------------------------------------------------------------------------------------------

I, the undersigned, have full authority to execute this release on behalf of myself and of (insert customer name). I hereby agree to participate in the Hewlett- Packard Customer Reference Program.

Signature:  /s/ Paul Cifaldi                       Date:  8/2/2000
           ------------------------------------          --------------------

Print Name   Title: Paul Cifaldi, COO       E-mail: intercallnet@mindspring.com
           -------------------------------          ---------------------------

Mailing Address:  345 S. State Road 7, Margate, FL
                 ---------------------------------------------------------------

 Phone:  954-935-0821           Fax: 954-935-0824
       ----------------------        ----------------

               Hewlett-Packard and Intercallnet Teleservices, Inc.

Customer Reference Program Agreement
For: _______________________Project/Solution

          Please Choose the level in which you agree to participate, and indicate your conditions if any.



---------------------------------------------------------------------------------------------------
                 Communication Option                     Bronze          Silver           Gold
---------------------------------------------------------------------------------------------------
     1                Hp Internal documents                 X                X              X
---------------------------------------------------------------------------------------------------
     2                   Hp client list                     X                X              X
---------------------------------------------------------------------------------------------------
     3                       Why HP                         X                X              X
---------------------------------------------------------------------------------------------------
     4          Success story presentation slide            X                X              X
---------------------------------------------------------------------------------------------------
     5                     Case study                       X                X              X
---------------------------------------------------------------------------------------------------
     6                   Internet access                    X                X              X
---------------------------------------------------------------------------------------------------
     7                  Audio conference                    X                X              X
---------------------------------------------------------------------------------------------------
     8            E-mailed replies to inquiries             X                X              X
---------------------------------------------------------------------------------------------------
     9              Reference telephone calls                                X              X
---------------------------------------------------------------------------------------------------
    10                Reference site visit                                   X              X
---------------------------------------------------------------------------------------------------
    11             Industry Analyst activities                               X              X
---------------------------------------------------------------------------------------------------
    12             Press Relations activities                                X              X
---------------------------------------------------------------------------------------------------
    14                 Speaking engagement                                                  X
---------------------------------------------------------------------------------------------------
    15           Video interview Video interview                                            X
---------------------------------------------------------------------------------------------------
    16               Reference Advertisement                                                X
---------------------------------------------------------------------------------------------------
    17                  Other testimonial                                                   X
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------






The level I am willing to participate in is: __ Bronze, ___ Silver, ____ Gold.


Signature:  /s/ Paul Cifaldi                       Date:  8/2/2000
           ------------------------------------          --------------------

Print Name   Title: Paul Cifaldi, COO       E-mail: intercallnet@mindspring.com
           -------------------------------          ---------------------------

Mailing Address: ________________________________________________________

________________________ Phone: ____________________ Fax: __________________

Please FAX this form to: Karen R. Smith at + 1 (408) 447-1630 (Voice: 447-5270)

                                  PRODUCT LIST




                      * CONFIDENTIAL TREATMENT REQUESTED*

                           MATERIAL FILED SEPARATELY

                                8 PAGES OMITTED